Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant 				[X]
Filed by a party other than the Registrant 	[   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or
       Rule 14a-12

Managed Municipal Portfolio II Inc.
(Name of Registrant as Specified in its Charter)

Marc Schuman
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules
	14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the
	transaction applies:

(2)	Aggregate number of securities to which transactions
	applies:

(3)	Per unit price or other underlying value of
	transaction computed pursuant to Exchange Act 	Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:

[   ]	Check box if any part of the fee is offset as provided
	by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

                      MANAGED MUNICIPALS PORTFOLIO II INC.

                              388 GREENWICH STREET

                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                        TO BE HELD ON DECEMBER 17, 1997

                            ------------------------

To the Shareholders of Managed Municipals Portfolio II Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. (the "Portfolio") will be held at the offices of the Portfolio at 388 Greenwich Street, 22nd Floor, New York, New York at 9:30 a.m. on December 17, 1997 for the following purposes:

      1.    To elect two (2) Class I Directors of the Portfolio (PROPOSAL 1);

      2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Portfolio for the fiscal year ending August 31, 1998 (PROPOSAL 2);

      3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

      The close of business on October 15, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                       By Order of the Board of Directors


                                       Christina T. Sydor
November 19, 1997                      Secretary

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE PORTFOLIO. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                  Valid Signature
------------                                                  ---------------

Corporate Accounts
(1) ABC Corp. ........................................   ABC Corp.
(2) ABC Corp. ........................................   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ........................   John Doe
(4) ABC Corp. Profit Sharing Plan ....................   John Doe, Trustee

Trust Accounts
(1) ABC Trust ........................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .................................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..................   John B. Smith
(2) John B. Smith ....................................   John B. Smith, Executor

                      MANAGED MUNICIPALS PORTFOLIO II INC.

                              388 GREENWICH STREET

                            NEW YORK, NEW YORK 10013
                                 1-800-451-2010

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER 17, 1997

                            ------------------------

                                PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Managed Municipals Portfolio II Inc. (the "Portfolio") for use at the Annual Meeting of Shareholders (the "Meeting") of the Portfolio to be held on December 17, 1997 at the Portfolio's executive offices at 388 Greenwich Street, 22nd Floor, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Portfolio and officers and regular employees of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Portfolio's investment adviser and administrator, Smith Barney Inc. ("Smith Barney"), which makes a market in the Portfolio's shares, and First Data Investor Services Group, Inc. ("First Data"), the Portfolio's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Portfolio. The Portfolio will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 1997, has previously been furnished to all shareholders. This Proxy Statement is first being mailed to shareholders on or about November 19, 1997. The Portfolio will provide additional copies of the annual report to any shareholder upon request by calling the Portfolio at 1-800-451-2010.

      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Portfolio ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstensions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Portfolio at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Portfolio's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

      The close of business on October 15, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

      The Portfolio has one class of common stock which has a par value of $.001 per Share. On October 15, 1997, there were 11,234,705.431 Shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

      As of the Record Date, to the knowledge of the Portfolio and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")), beneficially owned more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, Cede & Co., a nominee of the Depository Trust Company, held 10,961,651 Shares, or 97.56% of the Portfolio's Shares. As of the Record Date, Smith Barney held of record 9,126,004 Shares, or 81.23% of the Portfolio's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Portfolio as a group beneficially owned less than 1% of the Shares of the Portfolio.

      As of the Record Date, to the knowledge of the Portfolio, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Portfolio (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

      In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on December 16, 1997.

                                  PROPOSAL 1:
              TO ELECT TWO (2) CLASS I DIRECTORS OF THE PORTFOLIO

      The Board of Directors of the Portfolio is divided into three classes. The Directors serving in Class I have terms expiring at the Annual Meeting; each Class I Director currently serving on the Board has been nominated by the Board of Directors for reelection at the Meeting to serve for a term of three years (until the annual meeting in 2000) or until their successors have been duly elected and qualified.

      Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Portfolio.

                                                               Number (and Per-
                                                               centage) of the
                                                              Portfolio's Shares
Name, Age, Principal Occupation and       Served as              Beneficially
Other Business Experience During the      a Director             Owned As Of
Past Five Years                             Since     Class+   October 15, 1997*
------------------------------------      ----------  ------  ------------------
Persons Nominated for Election as Directors

Allan J. Bloostein, age 68                   1992       I              0
President of Allan J. Bloostein
Associates, a consulting firm;
retired Vice Chairman and Director of
May Department Stores; Director of
CVS Corporation and Taubman Centers
Inc.

Martin Brody, age 76                         1992       I           116.208
Consultant, HMK Associates, retired                              (less than 1%)
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp., Director of Jaclyn, Inc.

Directors Continuing in Office

Dwight B. Crane, age 59                      1992      III           529.6
Professor, Harvard Business School                               (less than 1%)

Robert A. Frankel, age 70                    1994       II          234.9276
Managing Partner of Robert A. Frankel                            (less than 1%)
Management Consultants; formerly
Corporate Vice President of The
Readers Digest Association Inc.

William R. Hutchinson, age 54                1995      III             0
Vice President-Financial Operations
AMOCO Corporation, Director of
Associated Bank and Director of
Associated Banc-Corp

                                                               Number (and Per-
                                                               centage) of the
                                                              Portfolio's Shares
Name, Age, Principal Occupation and       Served as              Beneficially
Other Business Experience During the      a Director             Owned As Of
Past Five Years                             Since     Class+   October 15, 1997*
------------------------------------      ----------  ------  ------------------

Heath B. McLendon,** age 64                  1992       II        780.746(a)
Managing Director of Smith Barney                               (less than 1%)
Inc., Chairman of Smith Barney
Strategy Advisers Inc. and President
and Director of SBMFM and Travelers
Investment Advisers, Inc. ("TIA");
prior to July 1993, Senior Executive
Vice President of Shearson Lehman
Brothers Inc., Vice Chairman of
Shearson Lehman Asset Management.

----------
+ Number (I,II,III) indicates whether the director is in Class I, II or III. Class I directors will be elected to serve for a three-year term as of the Meeting. Class II directors will continue to serve until the 1998 annual meeting. Class III directors will continue to serve until the 1999 annual meeting.

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 ( the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Portfolio by Directors.

**    Interested person of the Portfolio as defined in the 1940 Act.

(a)   Represents shares owned by members of this director's family.

      Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Portfolio's officers and directors and persons who beneficially own more than ten percent of the Portfolio's Common Stock to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Portfolio. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Portfolio believes that during its fiscal year ended August 31, 1997, all filing requirements applicable to such persons were complied with.

      The Portfolio has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Portfolio has an audit committee composed of directors who are not interested persons of the Portfolio (the "Independent Directors") which is charged with recommending a firm of independent auditors to the Portfolio and reviewing the accounting matters with the auditors.

      During the Portfolio's last fiscal year four in-person meetings of the Board of Directors of the Portfolio were held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

      Only the Independent Directors receive remuneration from the Portfolio for acting as a Director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $47,516 were paid to such Directors by the Portfolio during the fiscal year ended August 31, 1997. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

      The following table shows the compensation paid by the Fund to each Director, during the Fund's last fiscal year:

                                                                         Total
                                        Pension or                      Number of
                                        Retirement        Total         Funds for
                        Aggregate    Benefits Accrued  Compensation   Which Director
                       Compensation     as part of     from Fund and  Serves within
Name of Person          from Fund     Fund Expenses    Fund Complex    Fund Complex
--------------          ---------     -------------    ------------    ------------
Charles F. Barber         $5,750           $0            $ 38,700           6

Martin Brody               7,000            0             124,286          19

Dwight B. Crane            7,500            0             140,375          22

Allan J. Bloostein         7,500            0              83,150           8

Robert A. Frankel          7,500            0              66,100           8

William R. Hutchinson      7,000            0              38,600           6

Heath B. McLendon*             0            0                   0          41

----------
*     Designates an "interested director".

# Pursuant to the Portfolio's deferred compensation plan, Mr. Barber elected, effective January 2, 1996, to defer the payment of all the compensation due to him from the Portfolio.

$ Upon attainment of age 80 Portfolio Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Portfolio Directors, together with reasonable out-of-pocket expenses for each meeting attended. Effective February 26, 1997, Mr. Barber became a Director Emeritus.

      The names of the principal officers of the Portfolio are listed in the table below together with certain additional information. Each of the officers of the Portfolio will hold such office until a successor is voted upon by the Board of Directors.

                             Position                  Principal Occupations and other
Name and Age            (Year First Elected)       Affiliations During The Past Five Years
------------            --------------------       ---------------------------------------
Heath B. McLendon,    Chief Executive Officer           (see Table of Directors above)
Age 64                and Chairman of the Board
                      (1992)

Lewis E. Daidone,     Senior Vice President and       Managing Director of Smith Barney
Age 40                Treasurer (1994)                Inc.; Chief Financial Officer,
                                                      Director and Senior Vice President
                                                      of SBMFM and TIA.

Joseph P. Deane,      Vice President and              Managing Director of SBMFM; prior
Age 49                Investment Officer (1993)       to July 1993, Managing Director of
                                                      Shearson Lehman Advisors.

Christina T. Sydor,   Secretary (1994)                Managing Director of Smith Barney
Age 46                                                Inc.; General Counsel and Secretary
                                                      of SBMFM and TIA.

      The principal business address of Mr. McLendon, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

      The election of listed nominees for Director will require the affirmative vote of the plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                  PROPOSAL 2:
             RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP
                  AS THE INDEPENDENT AUDITORS FOR THE PORTFOLIO
                   FOR THE FISCAL YEAR ENDING AUGUST 31, 1998

      The second proposal to be considered at the meeting is the ratification of KPMG peat marwick LLP ("KPMG") as the independent auditors for the Portfolio for the fiscal year ending August 31, 1998.

      On November 19, 1997, based upon the recommendation of the Audit Committee of the Portfolio's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Portfolio's independent auditors for the fiscal year ending August 31, 1998. KPMG also serves as independent auditor for Smith Barney, other invest companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Portfolio, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

      If the Portfolio receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Portfolio's financial statements, the Portfolio will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

      The affirmative vote of a majority of shares present and voting at the Meeting is required to ratify the selection of KPMG as independent auditors.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

      Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Portfolio. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Portfolio when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                     SUBMISSION OF SHAREHOLDERS' PROPOSALS

      All proposals by shareholders of the Portfolio that are intended to be presented at the Portfolio's next Annual Meeting of Shareholders to be held in 1998 must be received by the Portfolio for consideration for inclusion in the Portfolio's proxy statement and proxy relating to that meeting no later than October 15, 1998.

November 19, 1997

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

x	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR ELECTION OF NOMINEES AS CLASS I DIRECTORS
AND PROPOSAL 2. Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS
	Nominees: Allan J. Bloostein and Martin Brody
	* FOR				* WITHHELD


	_______________________________
	For all nominees except as noted above


2.	To ratify the selection of KPMG Peat
	Marwick LLP as independent auditors
	for the Portfolio for the fiscal
	 year ending August 31, 1998.
	FOR *	AGAINST * ABSTAIN *



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN
THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:  _______________________
Date  ___________________________
Signature:  _______________________
Date  ___________________________


MANAGED MUNICIPAL PORTFOLIO II INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned holder of shares of common stock of Managed Municipal Portfolio II Inc. (the "Portfolio"), a
Maryland corporation, hereby appoints Heath B. McLendon,
Christina T. Sydor and Marc Schuman, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Portfolio which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Portfolio (the "Meeting") to be held at its offices, 388 Greenwich Street, 22nd Floor, New York,
New York on December 17, 1997 at 9:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated November 19, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
	SEE REVERSE SIDE